EXHIBIT No. 99


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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
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                            Global Structured Finance

                          WFMBC 2004-1 Preliminary Pool
                      30Yr Fixed Rate Pool - As Of 11/13/03
                             12/1 Scheduled Balances



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1.  General Pool Characteristics

Pool Size: $475,809,949.87
Loan Count: 1,024
Cutoff Date: 2003-12-01
Avg. Orig. Balance: $467,006.43
W.A. FICO Score: 742
W.A. Orig. LTV: 60.12%
W.A. Gross Mortgage Interest Rate: 5.8388%
W.A. Net Mortgage Interest Rate: 5.5888%
W.A. Servicing Fee: 0.2500%
W.A. Rem. Term: 356.1 months
% OLTV over 80 without PMI: 7.02%
% with Buy Downs: 0.43%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 0.73%











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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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2.  Original Principal Balance

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Original Principal Balance        Percent
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<= 200,000                          0.49%
200,001 - 250,000                   0.34
250,001 - 300,000                   0.85
300,001 - 350,000                   0.53
350,001 - 400,000                  25.49
400,001 - 450,000                  17.95
450,001 - 500,000                  14.38
500,001 - 550,000                  10.83
550,001 - 600,000                   8.19
600,001 - 650,000                  10.31
650,001 - 700,000                   1.15
700,001 - 750,000                   2.29
750,001 - 800,000                   1.30
800,001 - 850,000                   1.03
850,001 - 900,000                   0.56
900,001 - 950,000                   0.58
950,001 - 1,000,000                 3.13
>= 1,000,001                        0.61
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Total:                            100.00%
-----------------------------------------


Average: $467,006.43
Lowest: $36,000.00
Highest: $1,500,000.00



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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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3.  Interest Rate

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Interest Rate           Percent
-------------------------------
5.250                     0.27%
5.375                     1.46
5.500                    13.95
5.625                    17.21
5.750                    19.54
5.875                    14.04
6.000                    13.11
6.125                     9.84
6.250                     4.86
6.375                     3.22
6.500                     1.65
6.625                     0.36
6.750                     0.50
-------------------------------
Total:                   100.00%
-------------------------------


W.A.: 5.839
Lowest: 5.250
Highest: 6.750



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This information should be considered only after reading the Banc of America
Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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4.  FICO Score

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FICO Score              Percent
-------------------------------
601 - 650                 3.76%
651 - 700                14.02
701 - 750                33.11
751 - 800                44.32
801 - 850                 4.78
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Total:                  100.00%
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W.A.: 742
Lowest: 608
Highest: 828

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5.  Index

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Index                   Percent
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FIX                     100.00%
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Total:                  100.00%
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6.  Lien Position

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Lien Position           Percent
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1                       100.00%
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Total:                  100.00%
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--------------------------------------------------------------------------------
This information should be considered only after reading the Banc of America Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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7.  Loan Purpose

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Loan Purpose            Percent
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R/T Refi                 80.71%
Equity Out Refi          10.26
Purchase                  9.03
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Total:                  100.00%
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8.  Property Type

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Property Type           Percent
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SFD                      96.45%
Condo - Low               1.73
2-4 Family                1.07
Condo - High              0.74
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Total:                  100.00%
-------------------------------



--------------------------------------------------------------------------------
This information should be considered only after reading the Banc of America Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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9.  Documentation

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Documentation                  Percent
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No Documentation                 53.53%
Asset Verification               29.79
Income Verfication               13.07
Full Documentation                3.61
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Total:                          100.00%
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10.  State

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State                           Percent
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California                       49.71%
New Jersey                        8.17
Virginia                          5.82
New York                          5.25
Connecticut                       3.95
Other                            27.09
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Total:                          100.00%
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--------------------------------------------------------------------------------
This information should be considered only after reading the Banc of America Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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11.  Occupancy Status

---------------------------------
Occupancy Status          Percent
---------------------------------
Primary                    97.60%
Secondary                   2.40
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Total:                    100.00%
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12.  Original LTV

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Original LTV              Percent
---------------------------------
=< 50.0                    24.20%
50.1 - 55.0                 9.72
55.1 - 60.0                10.27
60.1 - 65.0                14.12
65.1 - 70.0                15.49
70.1 - 75.0                13.22
75.1 - 80.0                11.55
80.1 - 85.0                 0.58
85.1 - 90.0                 0.64
90.1 - 95.0                 0.20
---------------------------------
Total:                    100.00%
---------------------------------


W.A.: 60.12%
Lowest: 12.50%
Highest: 92.46%



--------------------------------------------------------------------------------
This information should be considered only after reading the Banc of America Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.

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13.  Delinquency*

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Delinquency*             Percent
--------------------------------
0-29 days                100.00%
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Total:                   100.00%
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* OTS method

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14.  Scheduled Remaining Term

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Scheduled Remaining Term             Percent
--------------------------------------------
238                                    0.11%
345                                    0.18
350                                    0.07
352                                    2.17
353                                    9.09
354                                    8.95
355                                   15.72
356                                   10.28
357                                   24.27
358                                   19.30
359                                    9.85
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Total:                               100.00%
--------------------------------------------


W.A.: 356.1 months
Lowest: 238 months
Highest: 359 months



--------------------------------------------------------------------------------
This information should be considered only after reading the Banc of America Securities LLC statement ("the Statement"), which is on Page 1. Do not use or rely on this information if you have not received and reviewed the Statement.